UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) filed by the Company on May 8, 2026, the Company is delayed in filing its Quarterly Report on Form 10-Q for the quarter ended March 28, 2026 (the “1Q2026 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).
On June 1, 2026, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Company’s delay in filing its 1Q2026 10-Q, the Company is not currently in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.
In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Notice, or until July 31, 2026, to submit a plan of compliance to Nasdaq addressing how the Company intends to regain compliance with Nasdaq’s listing rules. Pursuant to the Notice, Nasdaq has the discretion to grant the Company up to 180 calendar days from date of the Notice, or November 25, 2026, to regain compliance. The Company intends to take the necessary steps to regain compliance with Nasdaq’s listing rules.
As previously disclosed in the Form 12b-25, the filing of the 1Q2026 10-Q was delayed as a result of the restatement of previously issued financial statements and related delay in the filing of the Company’s Form 10-K for the year ended December 27, 2025 (the “2025 10-K”).
Nasdaq previously delivered a notice to the Company on April 15, 2026 notifying the Company that, as a result of the delay in filing its 2025 10-K, the Company was not in compliance with the Rule. The Company filed the 2025 10-K with the SEC on May 19, 2026. On May 29, 2026, Nasdaq delivered a notice to the Company indicating that as a result of the filing of the 2025 10-K on May 19, 2026, the Company returned to compliance with the Rule.
The Company continues to work diligently to complete and file the 1Q2026 10-Q and expects to file it as soon as reasonably practicable.
Forward Looking Statements
The disclosure set forth in this Item 3.01 contains a number of forward-looking statements. Words such as “intends,” “expect,” or “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the timing of the filing of the 1Q2026 10-Q. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, uncertainties about the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, the duration of any extension that may be granted by Nasdaq, the risk that the Company will be unable to meet Nasdaq’s continued listing requirements. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.
Item 7.01. Regulation FD Disclosure.
On June 5, 2026, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.
The information provided pursuant to Item 7.01, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 5, 2026, announcing receipt of Nasdaq Notice
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: June 5, 2026	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer, and Secretary